UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2005

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

510 Bering Drive

Suite 500

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

(a) On February 14, 2005, the Audit Committee of the Board of Directors of Crown Castle International Corp. (“Company”), with the concurrence of the Company’s executive officers and independent accountants, concluded that the Company’s previously issued financial statements for the fiscal years ended December 31, 2002 and 2003 and the first three fiscal quarters of 2004 should be restated as a result of certain errors contained therein.

The Company, in consultation with its independent accountants, reached its conclusion that such prior financial statements should be restated in connection with a review of certain non-cash items relating to its lease accounting practices as a result of a public letter issued by the SEC to the American Institute of Certified Public Accountants on February 7, 2005 clarifying the interpretation of existing accounting literature applicable to certain leases and leasehold improvements. Similar to other companies that operate properties with long-term ground leases, the Company will adjust its method of accounting for tenant leases, ground leases and depreciation. The Company believes that the aggregate amount of expected corrections will be material to the financial statements for the fiscal year ended December 31, 2004. Therefore, the Company will amend the appropriate filings with the Securities and Exchange Commission to include restated financial statements for the fiscal years ended December 31, 2002 and 2003 and the first three quarters of 2004 to reflect these corrections in the proper periods.

The foregoing information is being filed pursuant to Item 4.02 of Form 8-K as a result of the pending restatement of the above-referenced financial statements; accordingly, such prior financial statements should no longer be relied upon. The Audit Committee and executive officers of the Company discussed with the Company’s independent accountants the matters disclosed in this Item
4.02(a) of this Form 8-K.

ITEM 7.01 - REGULATION FD DISCLOSURE

On February 15, 2005, the Company issued a press release updating certain elements of its outlook for full year 2005. The press release is furnished herewith as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated February 15, 2005

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name:	E. Blake Hawk
Title:	Executive Vice President and General Counsel

Date: February 15, 2005

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 15, 2005

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